Prestige Brands


Clear eyes
Efferdent
Compound W Freeze Off
Pedia Care
Luden's
Little Colds
Dramamine
new-skin
Murine Tears
NasalCrom
Ellergrip
Comet

to acquire

Certain North American OTC Brands from

gsk GlaxoSmithKline


BC
Goody's
Gaviscon
beano
Tagamet HB 200
Debrox
Fiber Choice
Ecotrin
Phazyme
Massengill
Sominex

December 2011

Safe Harbor Disclosure

PrestigeBrands

When included in this investor presentation, words like "believes," "belief," "expects," "plans," "anticipates," "intends," "projects," "estimates," "may," "might," "will", "would" and similar expressions are intended to identify forward-looking statements as defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which include the percentage of Prestige's revenues to be generated from OTC products and the expected effects of the acquisitions on revenues, free cash flow and earnings, involve a variety of risks and uncertainties that could cause actual results to differ materially from those projected therein. These risks and uncertainties include, but are not limited to: general economic and business conditions, changes in or failure to comply with existing regulations or the inability to comply with new government regulations on a timely basis, our ability to complete the acquisitions of the GSK brands and to secure the related definitive financing on acceptable terms or at all, the ability to meet debt service requirements, the incurrence of debt to fund the acquisitions could adversely affect the Company's credit ratings, the acquisitions from GSK could involve unexpected costs, liabilities or delay, disruptions from the transactions with GSK could harm the Company's relationships with customers, employees or suppliers, adverse changes in federal and state laws relating to the over-the-counter health care industry, availability and terms of capital, ability to attract and retain qualified personnel, ability to successfully integrate newly acquired companies and brands, including the GSK brands, changes in estimates and judgments associated with critical accounting policies, business disruption due to natural disasters or acts of terrorism, and various other matters described in our Annual Report on Form 10-K and from time to time in our other filings with the Securities and Exchange Commission, press releases, and other communications, many of which are beyond management's control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. Prestige expressly disclaims any obligation or undertaking to release publicly any updates or changes in its expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based.


BC
Goody's
Ecotrin
Dramamine
Tagamet
Freeze Off
Efferdent
Sominex

trans·for·ma·tion·al

- The **act** or an instance **of transforming**
- The **state of being transformed**
- A **marked change for the better**


BC
Goody's
Ecotrin
Sominex

Our Shareholder Value Creation Framework

PrestigeBrands



Let Ben Stein help find which Clear Eyes product is right for you.





Denorex

Prell

Cutex



Drive OTC Core Organic Growth
Strategic Portfolio Manage- ment
PrestigeBrands
Exclusive OTC M&A Focus

BLACKSMITH BRANDS

Dramamine

gsk GlaxoSmithKline



Proven Core OTC Organic Growth

PrestigeBrands

- A proven brand-building strategy
- An innovator dedicated to extending its brands with meaningful new product introductions
- A dedicated sales force focused on the FDM channels

Core OTC A&P Spending (% of Revenue)



11.4%
17.3%
15.1%
FY 2010
FY 2011
1st Half FY 2012

Core OTC Consumption Growth



Prestige Core OTC
Category
17.7%
3.1%
8.6%
(1.1%)
11.5%
0.7%
L-52 Week
L-12 Week
L-4 Week

Source: IRI FDMx dollar sales for the period ending November 27, 2011



Focused Acquisition Strategy

PrestigeBrands

- Focus exclusively on OTC brands and businesses with the following characteristics:
  - Brands that are broadly recognized by consumers
  - Scale brands that are relevant to retailers
  - Additive to our existing core categories
  - Strategically provide entry into new platforms
- Financial characteristics:
  - High gross margins
  - Accretive to growth, earnings and cash flow
  - Maintain prudent capital structure
  - Economics driven by potential shareholder value creation
- Once acquired, Prestige leverages:
  - Management experience
  - Advertising and promotional expertise
  - Distribution channels
  - New product competency

BLACKSMITH BRANDS

Dramamine®

gsk GlaxoSmithKline


BC
Goody's
Ecotrin
Sominex

Proven Track Record of Successful Integrations

PrestigeBrands

BLACKSMITH BRANDS



Dramamine



	October 2010	January 2011
▪ Investing in brands	✓	✓
▪ Seamless transition with customers	✓	✓
▪ Consistent with Prestige's outsourced model	✓	✓
▪ Timely integration	✓	✓
▪ Achieving transaction objectives/synergies	✓	✓



The Addition of an Attractive Portfolio of OTC Brands to the Prestige Portfolio

PrestigeBrands



BC
ORIGINAL FORMULA
FAST PAIN RELIEF
HEADACHES
BODY ACHES • FEVER
FAST PAIN RELIEF
Goody's
EXTRA STRENGTH
HEADACHE POWDERS
Gaviscon
FAST & long-lasting RELIEF of
EXTRA STRENGTH
beano
beano
120 TABLETS
Tagamet HB 200
Just ONE TABLET RELIEVES and PREVENTS Heartburn and Acid Indigestion
30 TABLETS (30 DOSES)
Debrox
EARWAX Removal Aid
Fiber Choice
Ecotrin
Sominex
Phazyme
Massengill

Transactions Summary

PrestigeBrands

- Prestige Brands to acquire an attractive portfolio of North American OTC brands (the "GSK Brands") from GlaxoSmithKline plc ("GSK")
  - Portfolio consists of 17 brands generating ~$200 million in annual revenues
  - With these additions, Prestige will have ~$600 million in revenue upon completion, of which OTC will represent ~$500 million
- Strategic rationale is compelling:
  - Ongoing commitment to grow Prestige's OTC portfolio
  - Adds two attractive new OTC segments: Adult Aspirin-based Analgesics and GI
- Valuation is attractive:
  - Structured as asset purchases, resulting in significant tax benefits
  - Purchase price of a total of $660 million or ~$535 million including the present value of tax benefits
  - Inclusive of tax benefits, represents less than 3x revenues and approximately ~6x contributed EBITDA
  - Meaningfully accretive to cash E.P.S.
- Transactions anticipated to close in the first half of calendar 2012

BC
Goody's
Ecotrin
Debrox
beano
Fiber Choice
Gaviscon

Note: Dollar amounts are converted at exchange rate of 1.55 USD/GBP. Contributed EBITDA figures are adjusted for certain one-time, non-cash, stand-alone, and other items


BC
Goody's
Ecotrin
Sominex

GSK Brands Dashboard

PrestigeBrands

Net Revenue Profile

Geographic Profile

~$200 Million


Canada
United States

Category Profile


Adult Aspirin-based Analgesics
GI
Ear
Sleep Aids
Select Other

Key Brands

Category	Brands	Description
Adult Aspirin-based Analgesics	BC Goody's	▪ Fast acting powdered pain relievers
	Ecotrin	▪ Low dose aspirin to help prevent heart disease
GI	beano	▪ Digestive aid for preventing gas
	Gaviscon	▪ Antacid product to relieve heartburn
	Fiber Choice	▪ Chewable fiber supplement
	Tagamet	▪ Heartburn relief
	PhaZyme	▪ Multi-symptom gas relief
Ear	Debrox	▪ Earwax removal aid
Sleep Aids	Sominex	▪ Insomnia treatment
Other	Massengill, chapet, Gly-Oxide, STANBACK, R&C, Kwellada-P	



Key GSK Brands Have Strong Consumer Franchises: BC/Goody's

Strong Brand Equity

- Unique 80-year heritage and differentiated positioning
- ~16% share in Southern U.S.
- #1 share of powdered aspirin segment in U.S.
- Loyal consumer base

Strong Regional Distribution

- #1 OTC brand in convenience channel in Southern U.S.
- Significant share of Southern U.S. analgesics market in convenience channel

Focused Brand Proposition & Targeted A&P Campaign

- Powder format communicates speed of action
- Brand positioning communicates tough, no-nonsense efficacy
- Targeted advertising campaign features endorsements from relevant celebrities

Key Opportunities

- Capture new users by leveraging core brand equities
- Innovation
- Geographic expansion


FREE INSIDE
Goody's
EXTRA STRENGTH
BONUS PACK
BC
FAST PAIN RELIEF


BC
Goody's
Ecotrin
Dramamine
Tagamet
Freeze Off
Efferdent
Sominex

Key GSK Brands Have Strong Consumer Franchises

PrestigeBrands

beano

- **Brand:** Significant share in the gas prevention segment
- **Consumer:** Loyal, satisfied consumer base;
- **Opportunities:**
  - Focus on prevention
  - Innovation
  - Increased distribution
  - New segments

Debrox

- **Brand:** Category leader and most recommended ear wax removal product by doctors and pharmacists
- **Consumer:** Choice driven by professional recommendation and choice at shelf
- **Opportunities:**
  - Continue strong A&P support
  - Innovation/new products

Gaviscon

- **Brand:** #1 Doctor recommended OTC product for acid reflux
- **Consumer:** Highly loyal users drive ~80% of volume
- **Opportunities:**
  - Pursue new users and (dissatisfied) switchers of antacids and H2 inhibitors
  - Focus messaging on claims relative to competing products

Fiber Choice

- **Brand:** Differentiated from competitors by its patented ingredients
- **Consumer:** Broad appeal with loyal consumer base; ~35% of Fiber Choice users drive ~75% of volume
- **Opportunities:**
  - Communicate benefits of chewable form
  - Attract more daily users
  - Innovation

Ecotrin

- **Brand:** #1 recommended low-dose aspirin by Cardiologists
- **Consumer:** Consumer loyalty stems from doctor recommendations and safe daily usage; substantial brand share among "Loyalists"
- **Opportunities:**
  - Drive trial through marketing to consumers new to the category


BC
Goody's
Ecotrin
Dramamine
Tagamet
Freeze Off
Efferdent
Sominex

Upon Completion, Prestige Will Have a ~$500 Million OTC Portfolio Comprising ~85% of Revenue…

PrestigeBrands


PrestigeBrands
Personal Care
OTC
Household
7%
36%
57%
Clear eyes
Compound W
Doctor's
Chloraseptic
Little Remedies


PrestigeBrands + Blacksmith Brands + Dramamine
Household
OTC
25%
75%
Clear eyes
Pedia Care
Ludens
Chloraseptic
Dramamine
Little Remedies
Efferdent
Compound W
Doctor's


PrestigeBrands + GSK Brands
Household
OTC
15%
85%
Clear eyes
Pedia Care
Ludens
Chloraseptic
BC
Dramamine
Little Remedies
Goody's
Efferdent
Compound W
Doctor's
Gaviscon
Debrox
beano



...and 90% of Contribution

PrestigeBrands

PrestigeBrands



Personal Care
OTC
Household
3%
38%
88%

PrestigeBrands + Blacksmith Brands + Dramamine



Household
OTC
17%
83%

PrestigeBrands + GSK Brands



Household
OTC
10%
90%



Acquisitions Would Increase Number and Average Scale of OTC Brands…

PrestigeBrands

	PrestigeBrands	PrestigeBrands + Blacksmith Brands + Dramamine	PrestigeBrands + GSK Brands
Core OTC Brands:	Clear eyes, Compound W, Doctor's, Chloraseptic, Little Remedies	Clear eyes, Pedia Care, Luden's, Compound W, Little Remedies, Doctor's, Efferdent, Dramamine, Chloraseptic	Clear eyes, Pedia Care, Luden's, Doctor's, Chloraseptic, Efferdent, Dramamine, Little Remedies, BC Goody's, Gaviscon, Compound W, Debrox, beano
	5 →	9 →	13

Total OTC Revenue:



~$200
+ ~$100
~$300
+ ~$200
~$500

Avg. Top 10 Brand Scale: ~$20 → ~$25 → ~$35

Dollar values in millions



…that are Strongly Additive to Prestige's Existing Key Categories…

PrestigeBrands

Analgesics	BC, Goody's, Ecotrin, Stanback Headache Powders, Percogesic
GI	beano, Dramamine, Fiber Choice, Gaviscon, Tagamet, PhaZyme
Cough & Cold	Little Remedies, Chloraseptic, Pedia Care, Luden's, chapstick
Eye & Ear Care	Clear eyes, Debrox, Murine
Oral Care	The Doctor's, Efferdent Anti-Bacterial Denture Cleanser, Effergrip Denture Adhesive Cream, Gly-Oxide
Sleep Aids	Sominex, Sleep·eze D
Dermatologicals	Compound W Wart Remover, new-skin Liquid Bandage, Dermoplast



...and Would Increase the Relevance in Key OTC Segments

PrestigeBrands

- 3 power platforms with ~$100 million in revenue
- 6 platforms in excess of ~$50 million in revenue



100%
80%
60%
40%
20%
0%
Other Acquired
Percogesic
Ecotrin
BC
Goody's
Other
LUDENS
Pedia Care
Little Remedies
Chloraseptic
Tagamet
Gaviscon
Dramamine
Fiber Choice
beano
Murine
Clear eyes
Other Acquired
Other PBH
Dermoplast
new skin
Compound W
Other Acquired
Doctor's
Efferdent
Murine Ear
Debrox
Adult Aspirin-based Analgesics
Cough/ Cold
GI
Eye Care
Derm.
Oral Care
Ear Care
Anti-Gas
Sleep Aid
Feminine Hygiene
Other
Existing
New



GSK Brands Would Also Approximately Double Prestige's Canadian Presence

PrestigeBrands

PrestigeBrands + Blacksmith Brands + Dramamine

Canada Net Revenue: ~$20 Million



Household
OTC
24%
76%

Compound W · Wartner · Clear eyes · Chloraseptic · The Doctor's · Efferdent · Murine · New-Skin · Little Remedies · Sleep-eze

PrestigeBrands + GSK Brands

Canada Net Revenue: ~$40 Million



Household
OTC
12%
88%

Gaviscon · Compound W · Wartner · Clear eyes · Kwellada-P · beano · R&C · Chloraseptic · The Doctor's · Efferdent · Murine · Massengill · PiraZyme · Little Remedies · Sleep-eze



New Platforms Expand Market Potential

PrestigeBrands

Current Market Potential

New Market Potential



$10
Lifestyle
$2
Dermatological
$3
Cough, Cold & Allergy
$5
$17
$2
$3
$5
$3
GI
$4
Pain

Current Market Potential: $10 Billion

New Market Potential: $17 Billion

Dollar values in billions



Transactions Are Financially Attractive...

PrestigeBrands

Net Revenue (MMs)



~$400
~$600
Increased Scale
PrestigeBrands
PrestigeBrands + gsk GlaxoSmithKline

Gross Margin Expansion



~52%
~55%+
Improved GM
PrestigeBrands
PrestigeBrands + gsk GlaxoSmithKline

A&P Spending



~12%
~14%
Increased Support
PrestigeBrands
PrestigeBrands + gsk GlaxoSmithKline

EBITDA Margin Expansion



G&A %: ~8% ~7%
~32%
~35%+
Enhanced Profitability
PrestigeBrands
PrestigeBrands + gsk GlaxoSmithKline

Note: Dollar amounts are converted at exchange rate of 1.55 USD/GBP. Contributed EBITDA figures are adjusted for certain one-time, non-cash, stand-alone, and other items



...And Strategic Rationale is Compelling

- Meaningful step towards commitment to **long-term OTC strategy**
- Adds two attractive **new scale OTC platforms** in Adult Aspirin-based Analgesics and Gastrointestinal
- **Strong consumer franchises** in respective categories
- Improves overall gross margin and EBITDA **margin profile**
- Clear path for **value creation** through brand support and new products
- Well **aligned with our outsourced operating model**
- **Limited incremental overhead** providing leverage on existing cost structure
- **Highly cash generative** and accretive to our cash earnings

BC
Goody's
Ecotrin
Debrox
beano
Fiber Choice
Gaviscon


BC
Goody's
Ecotrin
Dramamine
Tagamet
Sominex

Attractive Financial Impact

PrestigeBrands

Purchase Price

- Total of $660 million in cash, inclusive of inventory
- Effective purchase price of approximately $535 million, including $125 million of present value of tax attributes, representing ~19% of the purchase price
  - Implied purchase price multiple of ~6x contributed EBITDA (inclusive of present value of tax attributes)
  - Attractive relative to other precedent OTC transactions

Transaction Financing

- Financing to consist of a new credit facility, inclusive of the refinancing of the existing term loan, and issuance of new unsecured notes

Closing Conditions

- Subject to customary legal and regulatory closing conditions, including clearance under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as applicable and the Company closing on its committed financing for the acquisitions
- Closing expected in the first half of the 2012 calendar year

Cash Generation

- Combined business is expected to generate significant cash flow exceeding $100 million annually
- Expect rapid deleveraging following the transactions

Value Creation

- Strategically compelling transactions
- Estimated to be meaningfully cash E.P.S. accretive

Note: Dollar amounts are converted at exchange rate of 1.55 USD/GBP. Contributed EBITDA figures are adjusted for certain one-time, non-cash, stand-alone, and other items



Benefits of Asset Purchases: Cash Tax Benefits

PrestigeBrands

- Estimated amortization expense for tax purposes (cash tax savings) that is not required to be recorded as amortization or interest expense for book/E.P.S. purposes

	Amortization Period Remaining	Average Annual Tax Amortization	Annual Cash Savings	Present Value of Cash Tax Savings
Existing Brands	6 – 14 Years	~$45	~$15	~$70
GSK Brands	15 Years	~$40	~$15	~$125
Total		**~$85**	**~$30**	**~$195**

Dollar values in millions



Leverage Profile at Close Aligned with Our Business Model

- Anticipating total debt at close of approximately ~$1,150 million
- Existing Term Loan to be refinanced
- Existing Unsecured Notes are rolled and are made equal and ratably secured with the new Term Loan
- New debt to consist of a combination of Term Loan and New Senior Unsecured Notes


BC
Goody's
Ecotrin
Dramamine
Tagamet
Freeze Off
Sominex

High Cash Flow Conversion Expected to Lead to Rapid Deleveraging

PrestigeBrands



Acquisitions
BLACKSMITH BRANDS Oct. 10
Dramamine Jan. 11
gsk GlaxoSmithKline
Below 5.0x
~1x Reduction
2.5x
4.3x
3.7x
3.6x
3.5x
+/- 4.0x
+/- 3.5x
+/- 2.5x
+/- 2.0x
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
FY13
FY14
FY15
FY16
FY17
Quarterly
Annual

Fiscal period ending March 31
Leverage ratio reflects Net DEBT/Adjusted EBITDA for last 12 months



Prestige's Financial Measurements Going Forward

PrestigeBrands

Growth

- Reshaping portfolio to increase scale and proportion of Core OTC Brands
- Further reduction in proportion of Household
- Focused A&P to support growth initiatives

Leverage

- Higher GM and absorption of fixed overhead results in higher EBITDA margins
- Outsourced model and low cap. ex. implies high CF conversion
- CF focus results in reduction in leverage
- Interest reduction accelerates E.P.S. growth

Non-Cash E.P.S. Impact

- Cumulative M&A transactions and significant refinancing costs result in meaningful additional non-cash expenses
- Significant existing and new tax amortization from acquisitions reduces cash taxes and increases operating cash flow from operations (cash E.P.S)

Core OTC Growth

Cash Flow from Operations

Cash E.P.S.


BC
Goody's
Ecotrin
Sominex

Strategic Transactions to Expand Our Scale in the U.S. Consumer Healthcare Market

PrestigeBrands

- These acquisitions, upon completion, are an important step towards solidifying our position as a **leading OTC company in the U.S.** Consumer Health market
- Transactions nearly **double our market potential** through extension into the attractive Analgesics and GI platforms
- Transactions would **expand** Prestige's existing gross margin and EBITDA **margin profile** and are expected to be accretive to earnings and cash flow in fiscal year 2013
- Acquisitions are in the **"sweet spot"** of Prestige's competency in **acquiring, integrating, and growing brands** through investment in brand support


BC
Goody's
Ecotrin
Sominex

trans·for·ma·tion·al Acquisitions

PrestigeBrands

	Pre-Transaction	Post-Transaction
Revenues	~$400	**~$600**
Core Brands	9	**13**
Top 10 Brands Average Scale	$25	**$35**
Key Category Platforms	4	**6**
Margins	Strong	**Stronger**
Cash Flow	Strong	**Stronger**

- The **act** or an instance **of transforming**
- The **state of being transformed**
- A **marked change for the better**

Dollar values in millions


BC
Goody's
Ecotrin
Sominex

The Transformed Prestige


Clear eyes
Efferdent
Freeze Off
Pedia Care
Dramamine
Murine
BC
Goody's
Gaviscon
beano
Tagamet
Debrox
Ecotrin
Sominex